UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 13, 2023

Green Giant Inc.

(Exact Name of Registrant as Specified in Charter)

Florida	001-34864	33-0961490
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6 Xinghan Road, 19th Floor Hanzhong City Shaanxi Province, PRC 723000
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (86) 091-62622612

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	GGE	The NASDAQ Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers;

Resignation of Mr. Neng Chen

Mr. Neng Chen, the Chairman of the board of directors (the “Board”) and the Chief Executive Officer (“CEO”) of Green Giant Inc., (the “Company”), resigned from his positions as the CEO of the Company and Chairman of the Board, effective on March 12, 2023. Mr. Neng Chen’s resignation is not as a result of any disagreement with the Company relating to its operations, policies or practices.

Appointment of Mr. Yuhuai Luo

Effective March 13, 2023, the Board appointed Mr. Yuhuai Luo as the Chief Executive Officer of the Company and Chairman of the Board, to fill the vacancy created by the resignation of Mr. Neng Chen.

The biographical information of Mr. Yuhuai Luo is set forth below.

Mr. Yuhuai Luo, has served as the vice president of Guizhou Tobacco Company since September 2016. From January 2009 to June 2016, Mr. Luo served as the vice president of Huaxin Energy Subsidiary Company. From September 1989 to March 2008, Mr. Luo served as the director of Guizhou Tobacco Company (Guiyang Branch). Mr. Luo obtained his bachelor’s degree from China Guizhou Agricultural University.

Mr. Yuhuai Luo does not have a family relationship with any director or executive officer of the Company and has not been involved in any transaction with the Company during the past two years that would require disclosure under Item 404(a) of Regulation S-K.

Mr. Yuhuai Luo also entered into an employment agreement (the “Employment Agreement”) with the Company, which sets his annual compensation at $15,000 and establishes other terms and conditions governing his service to the Company. The Employment Agreement is qualified in its entirety by reference to the complete text of the Employment Agreement, which is filed hereto as Exhibit 10.1.

Item 9.01 Financial Statement and Exhibits

(d) Exhibits

10.1	Employment Agreement, dated March 13, 2023 by and between the Company and Yuhuai Luo
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 15, 2023	Green Giant Inc.

	By:	/s/ Rongrong Dai
Name: Rongrong Dai
Title: Chief Financial Officer

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